UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2012

INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51557	22-3493930
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 JFK Parkway, Short Hills, New Jersey		07078
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (973) 924-5100

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 6, 2012, Investors Bancorp, Inc. completed the acquisition of Brooklyn Federal Bancorp, Inc. pursuant to the Agreement and Plan of Merger, dated August 16, 2011, as amended, by and between (i) Investors Savings Bank, Investors Bancorp, Inc., and Investors Bancorp, MHC, and (ii) Brooklyn Federal Savings Bank, Brooklyn Bancorp and BFS Bancorp, MHC.

On January 10, 2012, Investors Bancorp, Inc. and Investors Bank completed the sale of most of Brooklyn Federal Savings Bank’s commercial real estate loans to a real estate investment fund.

Press releases announcing the completion of each transaction are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits

Exhibit 99.1  Press Release dated January 6, 2012
Exhibit 99.2  Press Release dated January 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: January 12, 2012	By:	/s/ Thomas F. Splaine, Jr.
Thomas F. Splaine, Jr.
Senior Vice President and Chief Financial Officer